Discontinued Operations	12 Months Ended
Dec. 31, 2016
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

Note 2 Discontinued Operations

In accordance with GAAP, the Company determined its Japan-based businesses became discontinued operations in 2014.

The Company sold all of its stock of GP Network Corporation (GP Net) (representing 54% ownership of the company) and all of its stock of TSYS Japan Godo Kaisha (TSYS Japan) (representing 100% ownership of the company) in April 2014. Both entities were part of the International Services segment. The sale of the Company’s stock in both of its operations in Japan was the result of management’s decision in 2014, to divest non-strategic businesses and focus resources on core products and services. In 2014, the Company had a gain of $48.6 million, net of tax, related to the sales of its operations in Japan. In 2015, the Company recorded an additional gain of $1.4 million, net of tax, related to the return of cash in that was placed in escrow during closing and tax adjustments associated with the transaction.

GP Net and TSYS Japan were not significant components of TSYS’ consolidated results.

The following table presents the summarized results of discontinued operations for the years ended December 31, 2015 and 2014:

(in thousands)	2015	2014
Total revenues	$-	16,376
Income before taxes	$-	1
Income tax benefit	$-	(39)
Income from operating activities of discontinued operations, net of tax	$-	40
Gain on dispositions, net of tax	$1,411	48,615
Income from discontinued operations, net of tax	$1,411	48,655
Income from discontinued operations, net of tax, attributable to noncontrolling interest	$-	999
Income from discontinued operations, net of tax, attributable to TSYS common shareholders	$1,411	47,656